                                                                   EXHIBIT 10.28


                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------

                     SUPPLEMENTAL BENEFIT RESTORATION PLAN
                     -------------------------------------

                                    Preamble
                                    --------

          The Supplemental Benefit Restoration Plan (the "Plan") is established effective as of November 27, 1989, to read as set forth herein.

          The Plan is intended to supplement benefits under the tax-qualified employee retirement benefit plans (the "Qualified Plans") maintained by Levi Strauss Associates, Inc. (the "Company") to the extent such benefits are reduced due to the limits of section 401(a)(17) of the Code and to permit the deferral of compensation and the restoration of matching contributions that are reduced under the Qualified Plans due to the limits of sections 401(a)(17) and 401(m) of the Code. The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees (a "Top Hat Plan"), as described in section 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                   Section I
                                   ---------

                                  Definitions
                                  -----------

          As used herein, the following terms shall have the following meanings:

          (a) Words and phrases defined in the Qualified Plans shall have the same meanings when used herein unless expressly provided to the contrary herein.

          (b) "Committee" means the Administrative Committee of the Retirement Plans.

          (c) "Eligible Employee" means each employee of the Company or any of its subsidiaries who is eligible for the Levi Strauss Associates, Inc. Management Incentive Program; provided, however, that the Company may further restrict participation in the Plan to the extent it deems necessary in order for the Plan to be considered a Top Hat Plan.

                                   Section II
                                   ----------

                                 Participation
                                 -------------

          Each employee whose benefits or allocations of contributions under the Qualified Plans are reduced as a result of the limitations on benefits and contributions imposed by section 401(a)(17) or 401(m) of the Code shall participate in the Plan unless he shall elect not to participate in the Plan by written notice to the Committee whereby he waives all present and future rights to benefits under the Plan.

                                  Section III
                                  -----------

                             Amount of Plan Benefit
                             ----------------------

          Subject to paragraph (d) below, the amount of the benefit payable to or in respect of an Eligible Employee hereunder shall be the sum of the amounts described in paragraphs (a), (b) and (c):

          (a) The difference between the amount of benefits which would have been payable to or in respect of the Eligible Employee under the Qualified Plans that are defined benefit plans without regard to the limitation imposed by section 401(a)(17) of the Code and the amount of benefits actually. payable to or in respect of the Eligible Employee thereunder; plus

          (b) The difference between the amount of benefits which would have been payable to or in respect of the Eligible Employee under the Qualified Plans that are defined benefit plans if compensation that is reduced and credited to a bookkeeping account pursuant to (c) below had been recognized as "Compensation" under the Qualified Plans and the amount of benefits actually payable to or in respect of the Eligible Employee thereunder; plus

          (c) An amount determined as follows: (1) If any Eligible Employee's contributions to the Qualified Plans for a fiscal year are limited by section 401(a)(17) or 401(m) of the Code and the Eligible Employee executes a salary reduction agreement in a form suitable to the Committee, the Eligible Employee's compensation for the remainder of such fiscal year shall be reduced by an amount equal to the contributions that the Eligible Employee cannot make to the Qualified Plans, and such amount shall be credited to a bookkeeping account under the Plan. The bookkeeping account also shall be credited with an amount equal to any profit sharing contribution or nonelective contribution that would have been made with respect to such Employee under the Qualified Plans, plus interest on all amounts credited to such account at a rate determined by the Committee to be equivalent to the prime or reference rate charged for commercial loans by the Bank of America N. T. & S.A. on the last day of each month during any such period. For purposes of determining interest hereunder, amounts payable pursuant to this Section 3(c) shall be deemed to be earning interest as of the date such amounts would have been allocated under the Qualified Plan if not for the limitations pursuant to section 401(a)(17) and 401(m) of the Code.

          (2) At any time that participants under a Qualified Plan invest amounts contributed on their behalf to such Plan in a fund which invests primarily in the common stock of the Company (the "Stock Fund"), the Eligible Employee shall be permitted to elect to have amounts credited to the bookkeeping account deemed to be invested in the Stock Fund, provided that such amounts would have been available for investment in the Stock Fund at such time if not for the limitations imposed by sections 401(a)(17) and 401(m) of the Code. In addition, amounts credited with respect to nonelective contributions which would have been made to the Qualified Plans shall be deemed to be invested in the Stock Fund. If the Eligible Employee elects to have such amounts deemed to be invested in the Stock Fund, the bookkeeping account also shall be credited with the amount equal to any employer matching contribution which would have been made to the Qualified Plan if such investment had been made in the Stock Fund, and such amount also shall be deemed to be invested in the Stock Fund. With respect to amounts deemed to be invested in the Stock Fund pursuant to this
Section 3(c)(2), the bookkeeping account, in lieu of interest pursuant to the immediately preceding paragraph, shall be credited with gains and losses as if such amounts were invested in the Stock Fund. The election permitted under this paragraph generally shall be subject to the same limitations which are applicable to similar elections under the relevant Qualified Plan, except as provided otherwise by the Committee.

          (d) The benefits described above shall be vested only to the extent that such benefits would have been vested pursuant to the terms of the Qualified Plans.

                                   Section IV
                                   ----------

                               Payment of Benefit
                               ------------------

          (a) Except as provided in Section 4(b) below, vested benefits shall be paid hereunder as follows:

          (1) A benefit described in Section 3(a) or 3(b) shall be paid to the Eligible Employee, his surviving spouse or his beneficiary at the same time or times, in the same form and subject to the same adjustments as his benefit under the Qualified Plans that are defined benefit plans. If such benefit consists of two or more components derived from two or more such Qualified Plans, then the recipient and the time and form of payment shall be determined separately for each of such components. The foregoing notwithstanding, a benefit described in this Section 4(a)(1) shall not be paid in the form of a single lump sum without the Committee's express consent. If the Committee does not consent to a lump sum distribution, the Eligible Employee may elect to have the benefit paid in any other form available under the applicable Qualified Plan.

          (2) A benefit described in Section 3(c) shall be paid to the Eligible Employee or his beneficiary at the same time or times and in the same form as his benefit under the Qualified Plans that are defined contribution plans. If such benefit consists of two or more components derived from two or more such Qualified Plans, then the recipient and the time and form of payment shall be determined separately for each of such components. The foregoing notwithstanding, a benefit described in this Section 4(a)(2) shall not be paid in the form of a single lump sum without the Committee's express, consent. If the Committee does not consent to a lump sum distribution, the Eligible Employee may elect to have the benefit paid in any other form available under the applicable Qualified Plan.

          (b) If an Eligible Employee's employment is terminated for any reason other than retirement from the Company or one of its subsidiaries with the right to receive an immediate benefit under a Qualified Plan which is a defined benefit plan and such Eligible Employee's aggregate vested benefit under this Plan and the Excess Benefit Restoration Plan is $50,000 or less, the Committee shall pay the present value of such Eligible Employee's vested benefit under this Plan in a lump sum, and such payment shall extinguish the Eligible Employee's right to a benefit under this Plan with respect to employment prior to the date of such payment. For purposes of this Section 4(b), the present value of the benefit of any Eligible Employee shall be determined by the Committee in a uniform and undiscriminatory manner.

                                   Section V
                                   ---------

                         Determination of Beneficiaries
                         ------------------------------

          With respect to any component of a benefit payable under the Plan, an Eligible Employee's beneficiary shall be the person or persons designated in writing by the Eligible Employee or, if no such person is so designated, the Eligible Employee's estate.

                                   Section VI
                                   ----------

                               Source of Payment
                               -----------------

          All payments of benefits hereunder shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established or other segregation of assets made to assure such payments; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or the Committee and any employee or other person. If any employee or other person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

                                  Section VII
                                  -----------

                             Administration of Plan
                             ----------------------

          The Plan shall be administered by the Committee, which shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and the Committee's interpretation and construction thereof, and actions thereunder, shall be binding and conclusive on all persons for all purposes; provided, however, that no member of the Committee shall participate in any determination in respect of the benefit of such member or the benefit of a member of such member's family.

                                  Section VIII
                                  ------------

                                   Amendment
                                   ---------

          The Plan may be amended, suspended or terminated, in whole or in part, by the Board of Directors of the Company, but no such action shall retroactively impair or otherwise adversely affect the rights of any person to benefits under the Plan which have accrued prior to the date of such action, as determined by the Committee.

                                   Section IX
                                   ----------

                               General Provisions
                               ------------------

          (a) The right of any Eligible Employee or other person to the payment of benefits under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in
Section 5 above with respect to determination of beneficiaries or as provided below. If any person shall attempt to, or shall, assign, transfer, pledge or encumber any amount payable hereunder, or if by reason of his bankruptcy or other event happening at any time any such payment would be made subject to his debts or liabilities or would otherwise devolve upon anyone else and not be enjoyed by him or his beneficiary, the Committee may, in its sole discretion, terminate his interest in any such payment and direct that the same be held and applied to or for the benefit of such person, his spouse, children or other dependents, or any other persons deemed to be the natural objects of his bounty, or any of them, in such manner as the Committee may deem proper.

          (b) If the Committee shall find that any person to whom any payment is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to his spouse, a child, a parent, or sibling, or any other person deemed by the Committee to have incurred expenses for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under the Plan.

          (c) The Committee, shall make appropriate arrangements for satisfaction of any federal or state payroll withholding tax required upon the accrual or payment of any Plan benefits.

          (d) Neither the Plan nor any action taken hereunder shall be construed as giving to any employee the right to be retained in the employ of the Company or any of its subsidiaries or as affecting the right of the Company or any of its subsidiaries to dismiss any employee.

          (e) The captions preceding the sections hereof have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

          (f) The Plan and all rights thereunder shall be governed by the construed in accordance with the laws of the State of California.

          (g) Whenever used in the Plan, the masculine gender includes the feminine.

                          LEVI STRAUSS ASSOCIATES INC.

                           BENEFIT RESTORATION PLANS

     Pursuant to the authority delegated to me by the Board of Directors of Levi Strauss Associates Inc., I hereby approve the Levi Strauss Associates Inc. Excess Benefit Restoration Plan and the Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan, each in the form attached hereto, effective November 27, 1989.



__________________________              ___________________________
Date                                    Donna J. Goya
                                        Senior Vice President

                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------
                        EXCESS BENEFIT RESTORATION PLAN
                        -------------------------------

                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------
                     SUPPLEMENTAL BENEFITS RESTORATION PLAN
                     --------------------------------------

                                   AMENDMENTS
                                   ----------

     WHEREAS, Levi Strauss Associates Inc. (the "Company") has established the Levi Strauss Associates Inc. Excess Benefit Restoration Plan and the Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan (individually, the "Excess BRP" and the "Supplemental BRP", respectively, collectively, the "BRPs");

     WHEREAS, the Company desires to amend the BRPs in order to assist certain persons associated with the Company in avoiding transactions which could result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended;

     WHEREAS, by resolutions duly adopted on June 22, 1989 and June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the employee benefit plans of the Company and to delegate to any other officer of the Company the authority to adopt certain amendments to such plans (the "Delegation"); and

     WHEREAS, on October 20, 1989, pursuant to the Delegation, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the employee benefit plans of the Company subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof;

     NOW, THEREFORE, effective as of the date hereof, the Company amends the BRPs as set forth below:

     1. Section 4 of the Excess BRP is amended by the addition of a new subsection (c), to read as set forth below:

          (c) Any contrary provision of the Plan notwithstanding, to the extent that any portion of the benefit hereunder of an Eligible Employee who is an Insider is attributable to amounts deemed to have been invested in the Stock Fund pursuant to the second paragraph of Section 3(b), such portion shall not be payable prior to the earlier of the termination of employment, death, retirement or disability of such Eligible Employee. For purposes of this

          Section 4(c), (i) the term "Insider" shall mean an Eligible Employee who is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, and (ii) the phrases or terms "termination of employment", "retirement" and "disability" shall have the meaning that such phrases or terms, or the equivalent phrases or terms, have under the Qualified Plan which maintain such Stock Fund.


     2. Section 4 of the Supplemental BRP is amended by the addition of a new subsection (c), to read as set forth below:

          (c) Any contrary provision of the Plan notwithstanding, to the extent that any portion of the benefit hereunder of an Eligible Employee who is an Insider is attributable to amounts deemed to have been invested in the Stock Fund pursuant to Section 3(c)(2), such portion shall not be payable prior to the earlier of the termination of employment, death, retirement or disability of such Eligible Employee. For purposes of this Section 4(c), (i) the term "Insider" shall mean an Eligible Employee who is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, and (ii) the phrases or terms "termination of employment", "retirement" and "disability" shall have the meaning that such phrases or terms, or the equivalent phrases or terms, have under the Qualified Plan which maintains such Stock Fund.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto on February 9, 1993.


                                             ___________________________________
                                             Donna J. Goya
                                             Senior Vice President

                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------
                        EXCESS BENEFIT RESTORATION PLAN
                        -------------------------------

                          LEVI STRAUSS ASSOCIATES INC.
                          ----------------------------
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN
                     -------------------------------------

                                   AMENDMENTS
                                   ----------


     WHEREAS, Levi Strauss Associates Inc. (the "Company") has established the Levi Strauss Associates Inc. Excess Benefit Restoration Plan and the Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan (individually, the "Excess BRP" and the "Supplemental BRP," respectively, collectively, the "BRPs");

     WHEREAS, the Company desires to amend the BRPs to provide for an orderly and systematic division of interests under the BRPs pursuant to an appropriate domestic relations order;

     WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the employee benefit plans of the Company and to delegate to any other officer of the Company the authority to adopt certain amendments to such plans (the "Delegation"); and

     WHEREAS, on June 1, 1993, pursuant to the Delegation, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the employee benefit plans of the Company subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof;

     NOW, THEREFORE, effective as of the date hereof, the Company amends the BRPs as set forth below:

     1. The Excess BRP is amended by the addition of a new Section 10 to read as set forth below:

                                   Section 10


          Alienation in Response to Qualified Domestic Relations Order
          ------------------------------------------------------------

               Any other provision of this Plan notwithstanding, an Eligible Employee's benefit under the Plan shall be payable to any "alternate payee," as such person is defined in section 414(p)(8) of the Code, as provided in a domestic relations order with respect to the Plan which would constitute a qualified domestic relations order within the meaning of section 414(p)(1)(A) of the Code if the Plan were subject to section 414(p) of the Code. Determinations under this Section 10, including but not limited to determination of whether an order would constitute a qualified domestic relations order, shall be made by the Committee, or its designee, in its sole discretion. The rights of any alternate payee hereunder are subject to the provisions of the Plan as administered with respect to alternate payees, and the Committee may require an alternate payee to acknowledge that his or her rights are subject to such provisions.

     2. The Supplemental BRP is amended by the addition of a new Section X to read as set forth below:

                                   Section X


          Alienation in Response to Qualified Domestic Relations Order
          ------------------------------------------------------------

               Any other provision of this plan notwithstanding, an Eligible Employee's benefit under the Plan shall be payable to any "alternate payee," as such person is defined in section 414(p)(8) of the Code, as provided in a domestic relations order with respect to the Plan which would constitute a qualified domestic relations order within the meaning of section 414(p)(1)(A) of the Code if the Plan were subject to section 414(p) of the Code. Determinations under this Section 10, including but not limited to determination of whether an order would constitute a qualified domestic relations order, shall be made by the Committee, or its designee, in its sole discretion. The rights of any alternate payee hereunder are subject to the provisions of the Plan as administered with respect to alternate payees, and the Committee may require an alternate payee to acknowledge that his or her rights are subject to such provisions.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.


___________________                     ____________________________________
Date                                    Donna J. Goya

                          LEVI STRAUSS ASSOCIATES INC.
                        EXCESS BENEFIT RESTORATION PLAN

                          LEVI STRAUSS ASSOCIATES INC.
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN

                                   AMENDMENTS

     WHEREAS, Levi Strauss Associates Inc. (the "Company") has established the Levi Strauss Associates Inc. Excess Benefit Restoration Plan and the Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan (individually, the "Excess BRP" and the "Supplemental BRP", respectively, collectively, the "BRPs");

     WHEREAS, the Company desires to amend the BRPs to permit the expansion of options for crediting certain bookkeeping accounts maintained under the BRPs;

     WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the employee benefit plans of the Company and to delegate to any other officer of the Company the authority to adopt certain amendments to such plans (the "Delegation"); and

     WHEREAS, on June 1, 1993, pursuant to the Delegation, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the employee benefit plans of the Company subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof,

     NOW, THEREFORE, effective as of the date hereof, the Company amends the BRPs as set forth below:

     1. Section 3(b) of the Excess BRP is amended in its entirety to read as set forth below:

          (b) The difference between the aggregate amount of contributions which would have been allocated for plan years beginning before November 26, 1990 in respect of the Eligible Employee under the Qualified Plans that are defined contribution plans without regard to the Benefit Limitation and the aggregate amount of contributions actually allocated in respect of such Eligible Employee thereunder, adjusted to reflect the performance of any measurement standard selected pursuant to Section 3(d) ("performance adjustments"); provided, however, that to the extent that such amount would have consisted of pre-tax or post-tax employee contributions, such amount will be credited hereunder only to the extent that the Eligible Employee executes a salary reduction agreement in a form suitable to the Committee. For purposes of determining performance adjustments hereunder, amounts payable pursuant to this Section 3(b) shall be deemed to be subject to the applicable performance standard as of the date such amounts would have been allocated under the Qualified Plan if not for the Benefit Limitation.

     At any time that participants under a Qualified Plan invest amounts contributed on their behalf to such Plan in a fund which invests primarily in the common stock of the Company (the "Stock Fund"), the Eligible Employee shall be permitted to elect whether any portion of the amount described in the immediately preceding paragraph shall be deemed to be invested in the Stock Fund, provided that such amount would have been available for investment in the Stock Fund at such time if not for the Benefit Limitation. If the Eligible Employee elects to have such amount deemed to be invested in the Stock Fund, the Eligible Employee's benefit under this Section 3(b) shall include (i) an amount equal to any employer matching contribution which would have been made to the Qualified Plan had such investment been made in the Stock Fund, and (ii) in lieu of performance adjustments as described in the immediately preceding paragraph, gains or losses in respect of the deemed contributions to the Stock Fund to reflect the gains or losses in the Stock Fund during the same period. In addition, any amounts credited to an Eligible Employee pursuant to the first paragraph of this Section 3(b) with respect to Nonelective Contributions which, by reason of the Benefit Limitation, could not be made to a Qualified Plan shall be deemed to be invested in the Stock Fund as of the next purchase of common stock of the Company by the Stock Fund which occurs after such amounts are credited under this Plan, and, thereafter, such amounts shall, in lieu of performance adjustments, reflect gains and losses in the manner prescribed in clause "(ii)" of the immediately preceding sentence. The election permitted under this paragraph generally shall be subject to the same limitations as are applicable to similar elections under the relevant Qualified Plan, except as provided otherwise by the Committee.

     2. Section 3 of the Excess BRP is amended by the addition of a new subsection (d), to read as set forth below:

          (d)(1) Performance adjustments effected with respect to Plan benefits described in Section 3(b) above shall be determined pursuant to paragraph 2 below, except to the extent that the Committee offers, and the Eligible Employee elects, alternative measurement standards pursuant to paragraph 3 below.

          (2) The performance adjustment pursuant to this paragraph 2 shall be interest, computed monthly, at a rate determined by the Committee to be equivalent to the reference rate charged for commercial loans by the Bank of America N.T. & S.A. on the last day of each such month.

          (3) The Committee may, but is not required to, offer one or more measurement standards in addition to the standard described in paragraph 2.
Such alternative measurement standards offered by the Committee may include standards which have different potential for risk and return and could result in reductions in value of the Plan benefits of an Eligible Employee who elects such standards. The determination of such standards, terms and conditions for electing such standards and receiving credits for gains and losses attributable to such standards, shall be in the sole discretion of the Committee.


     3. Section 3(c) of the Supplemental BRP is amended in its entirety to read as set forth below:

          (c) An amount determined as follows: (1) If any Eligible Employee's contributions to the Qualified Plans for a fiscal year are limited by section 401(a)(17) or 401(m) of the Code and the Eligible Employee executes a salary reduction agreement in a form suitable to the Committee, the Eligible Employee's compensation for the remainder of such fiscal year shall be reduced by an amount equal to the contributions that the Eligible Employee cannot make to the Qualified Plans, and such amount shall be credited to a bookkeeping account under the Plan. The bookkeeping account also shall be credited with an amount equal to any profit sharing contribution or nonelective contribution that would have been made with respect to such Employee under the Qualified Plans, adjusted to reflect the performance of any measurement standard selected pursuant to Section 3(e) ("performance adjustments"). For purposes of determining performance adjustments hereunder, amounts payable pursuant to this Section 3(c) shall be deemed to be subject to the applicable performance standard as of the date such amounts would have been allocated under the Qualified Plan if not for the limitations pursuant to section 401(a)(17) and 401(m) of the Code.

               (2) At any time that participants under a Qualified Plan invest amounts contributed on their behalf to such Plan in a fund winch invests primarily in the common stock of the Company (the "Stock Fund"), the Eligible Employee shall be permitted to elect to have amounts credited to the bookkeeping account deemed to be invested in the Stock Fund, provided that such amounts would have been available for investment in the Stock Fund at such time if not for the limitations imposed by sections 401(a)(17) and 401(m) of the Code. In addition, amounts credited with respect to nonelective contributions which would have been made to the Qualified Plans shall be deemed to be invested in the Stock Fund. If the Eligible Employee elects to have such amounts deemed to be invested in the Stock Fund, the bookkeeping account also shall be credited with the amount equal to any employer matching contribution which would have been made to the Qualified Plan if such investment had been made in the Stock Fund, and such amount also shall be deemed to be invested in the Stock Fund. With respect to amounts deemed to be invested in the Stock Fund pursuant to this

     Section 3(c)(2), the bookkeeping account, in lieu of performance adjustments pursuant to the immediately preceding paragraph, shall be credited with gains and losses as if such amounts were invested in the Stock Fund. The election permitted under this paragraph generally shall be subject to the same limitations which are applicable to similar elections under the relevant Qualified Plan, except as provided otherwise by the Committee.

     4. Section 3 of the Supplemental BRP is amended by the addition of a new subsection (e), to read as set forth below:

          (e)(1) Performance adjustments effected with respect to Plan benefits described in Section 3(c) above shall be determined pursuant to paragraph 2 below, except to the extent that the Committee offers, and the Eligible Employee elects, alternative measurement standards pursuant to paragraph 3 below.

          (2) The performance adjustment pursuant to this paragraph 2 shall be interest, computed monthly, at a rate determined by the Committee to be equivalent to the reference rate charged for commercial loans by the Bank of America N.T. & S.A. on the last day of each such month.

          (3) The Committee may but is not required to, offer one or more measurement standards in addition to the standard described in paragraph 2. Such alternative measurement standards offered by the Committee may include standards which have different potential for risk and return and could result in reductions in value of the Plan benefits of an Eligible Employee who elects such standards. The determination of such standards, terms and conditions for electing such standards and receiving credits for gains and losses attributable to such standards, shall be in the sole discretion of the Committee.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto on ________, 1994.



                              _____________________________
                              Donna J. Goya
                              Senior Vice President

                         LEVI STRAUSS ASSOCIATES, INC.
                        EXCESS BENEFIT RESTORATION PLAN
                      ____________________________________
                         LEVI STRAUSS ASSOCIATES, INC.
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN
                      ____________________________________

                                   AMENDMENTS


     WHEREAS, Levi Strauss Associates, Inc. (the "Company") has established the Levi Strauss Associates, Inc. Excess Benefit Restoration Plan and the Levi Strauss Associates, Inc. Supplemental Benefit Restoration Plan (individually, the "Excess BRP" and the "Supplemental BRP," respectively, collectively, the "BRPs");

     WHEREAS, the Company desires to amend the BRPs to provide participants with increased flexibility with respect to distributions from the BRPs;

     WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the employee benefit plans of the Company and to delegate to certain other officers of the Company the authority to adopt certain amendments to such plans (the "Delegation"); and

     WHEREAS, on May 2, 1996, pursuant to the Delegation, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the employee benefit plans of the Company subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof;

     NOW, THEREFORE, effective as of the date hereof, the Company amends the BRPs as set forth below:

     1. Section 4(a) of the Excess BRP is amended by the addition of a new paragraph (3) to read as set forth below:

          (3) The foregoing provisions of this Section 4(a) notwithstanding, the Committee may allow an Eligible Employee to elect that his benefit described in Section 3(b) be paid in any form permitted by the Committee, provided that such election is (I) made in writing, (ii) irrevocable and (iii) submitted to the Committee at least 12 months before the Eligible Employee's benefit under the Company's Qualified Plans which are defined contribution plans commences. In the event that the Eligible Employee's benefit under the such defined contribution plans commences sooner than 12 months after the eligible Employee's election described in the prior sentence for reasons other than the Eligible Employee's death, such benefit shall be payable pursuant to the provisions of Section 4(a)(2), above.

     2. Section 4(a) of the Supplemental BRP is amended by the addition of a new paragraph (3) to read as set forth below:


          (3) The foregoing provisions of this Section 4(a) notwithstanding, the Committee may allow an Eligible Employee to elect that this benefit described in Section 3(c) be paid in any form permitted by the Committee, provided that such election is (i) made in writing, (ii) irrevocable and (iii) submitted to the Committee at least 12 months before the Eligible Employee's benefit under the Company's Qualified Plans which are defined contribution plans commences. In the event that the Eligible Employee's benefit under the such defined contribution plans commences sooner than 12 months after the Eligible Employee's election described in the prior sentence for reasons other than the Eligible Employee's death, such benefit shall be payable pursuant to the provisions of Section 4(a)(2), above.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.


______________________              ______________________________
Date                                Donna J. Goya

                              LEVI STRAUSS & CO.
                        EXCESS BENEFIT RESTORATION PLAN

                               LEVI STRAUSS & CO.
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN

                                   AMENDMENT

     WHEREAS, LEVI STRAUSS & CO. (the "Company") has adopted the Levi Strauss & Co. Excess Benefit Restoration Plan (the "Excess BRP") and the Levi Strauss & Co. Supplemental Benefit Restoration Plan (the "Supplemental BRP" (collectively referred to as the "BRPs");

     WHEREAS, the Company desires to amend the BRPs, effective November 30, 1998, to provide a method of paying benefits under the 1999 Enhanced Early Retirement Program for Laid Off Employees (the "1999 Enhancement") to certain Members who could not receive the benefit under the applicable tax-qualified plan due to nondiscrimination rules under the Internal Revenue Code;

     WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the BRPs and to delegate to certain other officers of the Company the authority to adopt certain amendments to the BRPs;

     WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the BRPs, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

     WHEREAS, the amendment herein is within such limits to the delegated authority of Donna J. Goya;

     NOW THEREFORE, effective November 30, 1998, the BRPs are hereby amended as follows:

1. Current paragraphs (c) and (d) of Section III of the Excess BRP are hereby redesignated as paragraphs (e) and (f).


2. Section 3 of the Excess BRP is amended by adding a new paragraph (c) to read as follows:

               "(c) The amount of benefits which would have been payable to or in respect of the Eligible Employee under Section 3(d) of the Supplemental BRP but for the application of the Benefit Limitation to the amount payable thereunder,"

3. The first sentence of the second paragraph of the Preamble to the Supplemental BRP is hereby amended in its entirety to read as follows:


               "The Plan is intended to supplement benefits under the Revised Home Office Pension Plan of Levi Strauss & Co., the Levi Strauss & Co. Retirement Plan for Over-the-Road Truck Drivers and Dispatchers and the Levi Strauss & Co. Revised Employee Retirement Plan (the "Qualified Plans") maintained by Levi Strauss & Co. (the "Company,") to the extent such benefits are reduced due to the limits of section 401(a)(17) of the Code, to permit the deferral of compensation and the restoration of matching contributions that are reduced under the Qualified Plans due to the limits of sections 401(a)(17) and 401(m) of the Code, and to provide benefits pursuant to the 1999 Enhancement that cannot be paid under the Qualified Plans due to nondiscrimination rules under the Code."

4. Paragraph (c) of Section I of the Supplemental BRP is hereby amended in its entirety to read as follows:

               "(c) 'Eligible Employee' means each employee of the Company or any of its subsidiaries who is eligible for benefits under one of the Qualified Plans who has compensation (as defined therein) of $125,000 or more during the prior fiscal year or who is eligible for the 1999 Enhancement but who could not receive payment (for the 1999 Enhancement) under the applicable Qualified Plan due to nondiscrimination rules under the Code; provided, however, that the Company may further restrict participation in the Plan to the extent it deems necessary in order for the Plan to be considered a Top Hat Plan.

5. Section II of the Supplemental BRP is hereby amended in its entirety to read as follows:


               "Each employee whose benefits or allocations of contributions under the Qualified Plans are reduced as a result of the limitations on benefits and contributions imposed by sections 401(a)(17), 401(m) of the Code, or as a result of the application of the nondiscrimination rules under the Code to benefits under the 1999 Enhancement shall participate in the Plan unless he shall elect not to participate in the Plan by written notice to the Committee whereby he waives all present and future rights to benefits under the Plan. "

6. The first sentence of Section III of the Supplemental BRP is hereby amended in its entirely to read as follows:

     "Subject to paragraph (e) below, the amount of the benefit payable to or in respect of an Eligible Employee hereunder shall be the sum of the amounts described in paragraphs (a), (b), (c) and (d):"

7. Current paragraphs (d) and (e) of Section III of the Supplemental BRP are hereby redesignated as paragraphs (e) and (f).

8. Section III of the Supplemental BRP is hereby amended by adding the following new paragraph (d) to read as follows:

               "(d) The difference between (i) and (ii) below, where (i) is the amount of benefits which would have been payable to or in respect of the Eligible Employee under the applicable Qualified Plan that is a defined benefit plan if such Eligible Employee would have been eligible to receive payment of the 1999 Enhancement under such Qualified Plan but for applicable nondiscrimination rules under the Code, and (ii) is the amount of benefits payable to or in respect of the Eligible Employee under the applicable Qualified Plan but without regard to any limits imposed under
     Section 415 of the Code;"

 9. The first sentence of paragraph (a)(1) of Section IV of the Supplemental BRP is hereby amended in its entirety to read as follows:

               "(1) A benefit described in Section 3(a) or 3(b) shall be paid to the Eligible Employee, his surviving spouse or his beneficiary at the same time or times, in the same form and subject to the same adjustments as his benefit under the Qualified Plans that are defined benefit plans. The benefit described in Section 3(d) shall be paid to the Eligible Employee, his surviving spouse or his beneficiary commencing on the early retirement date as specified in the Acceptance Notice under the 1999 Enhancement and in the form of payment specified in that Notice."

10. The Supplemental BRP is further amended by the addition of Addendums I, II and III attached hereto.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this __ day of November, 1998.

                              LEVI STRAUSS & CO.



                              By:_________________________________
                              Donna J. Goya
                              Senior Vice President

                               ADDENDUM I TO THE
                               LEVI STRAUSS & CO.
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN

                 FISCAL 1999 ENHANCED EARLY RETIREMENT PROGRAM
                             FOR LAID OFF EMPLOYEES


     1.   Scope.   This is the Fiscal 1999 Enhanced Early Retirement Program for
          -----
Laid Off Employees (the "1999 Enhancement"), under which Eligible Members (as defined in Section 2 below) may retire and receive the enhanced benefits described under Section 4b, below. Except as provided under Section 4c below, such benefits shall be provided under the Revised Home Office Pension Plan of Levi Strauss & Co. (the "Pension Plan"). Benefits that are not paid from the Pension Plan may be paid from the Levi Strauss & Co. Supplemental Benefit Restoration Plan (the "Supplemental BRP") and the Levi Strauss & Co. Excess Benefit Restoration Plan (the "Excess BRP"). An Eligible Member must submit to Levi Strauss & Co. a valid General Release in order to receive benefits under the 1999 Enhancement through the BRPs.

     2.   Eligibility.  A Member is eligible for the 1999 Enhancement (an
          -----------
"Eligible Member") if:


          a. Such Member is Laid Off (as defined herein) by the Company and terminates employment between November 30, 1998 and November 29, 1999;

          b. Such Member has at least 15 Years of Service at the time of termination of employment or would have had 15 Years of Service as of November 29, 1999, if not for being Laid Off by the Company; and

          c. Such Member is at least age 50, or will attain age 50 on or before November 29, 1999.

     3.   Participation.  Participation in the 1999 Enhancement is completely
          -------------
voluntary. In order to participate in the 1999 Enhancement, an Eligible Member shall complete a written notice ("Acceptance Notice") of the 1999 Enhancement on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or before 5:00 p.m. Pacific Standard Time on November 29, 1999. In addition, the Acceptance Notice shall be deemed complete if it includes a retirement date that occurs not earlier than December 1, 1998, and not later than December 1, 1999.

     4.   Benefits.
          --------

          a.   In General.   An Eligible Member who elects to participate in the
               ----------
               1999 Enhancement (a "Participating Member") shall be eligible for an immediate benefit under the 1999 Enhancement as of the retirement date described in Section 3 above and such retirement date shall be deemed to be an Early Retirement Date for purposes of the Pension Plan.

          b.   Amount.  The benefit under the 1999 Enhancement is the greater of
               ------
               the following which is applicable:

               i. 70% of the Participating Member's Retirement Benefit under the Pension Plan; or

               ii. If applicable to the Participating Member, the Benefit based on the application of the Percentage Factor provided in Table A of Section 7.1 of the Pension Plan opposite the Participating Member's actual age (as of the retirement date approved pursuant to Section 3 above).

          c.   Method of Payment.  The benefits under the 1999 Enhancement
               -----------------
               shall be paid from the Pension Plan, provided that such payment does not cause the Pension Plan to violate applicable nondiscrimination rules under the Code. If the payment of the 1999 Enhancement benefits would cause the Pension Plan to violate such nondiscrimination rules, benefits to Members whose 1998 Compensation (as defined in the Pension Plan) is $125,000 or higher shall be paid from the Supplemental BRP and, if applicable, the Excess BRP.

     5.   Benefits for Alternate Payee.  An Alternate Payee with respect to a
          ----------------------------
Participating Member may elect to receive benefits during the election period set forth in Section 3 above to the extent provided in, and in accordance with, the applicable Qualified Domestic Relations Order.

     6.   Transferred Eligible Members.  An Employee who is transferred to a
          ----------------------------
new position prior to retirement under the 1999 Enhancement shall no longer be eligible to retire under the 1999 Enhancement unless such Employee is Laid Off and eligible to participate within the period set forth in Section 3 above.

     7.   Meaning of "Laid Off".  An Employee is Laid Off if he or she is
          ---------------------
involuntarily separated from employment with the Company at the written direction of the Company in connection with a program specified by the Company as a lay off.

                               ADDENDUM II TO THE
                               LEVI STRAUSS & CO.
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN

                 FISCAL 1999 ENHANCED EARLY RETIREMENT PROGRAM
                             FOR LAID OFF EMPLOYEES


     1.   Scope.  This is the Fiscal 1999 Enhanced Early Retirement Program for
          -----
Laid Off Employees (the "1999 Enhancement"), under which Eligible Members (as defined in Section 2 below) may retire and receive the enhanced benefits described under Section 4b, below. Except as provided under Section 4c below, such benefits shall be provided under the Levi Strauss & Co. Retirement Plan for Over-the-Road Truck Drivers and Dispatchers (the "Pension Plan"). Benefits that are not paid from the Pension Plan may be paid from the Levi Strauss & Co. Supplemental Benefit Restoration Plan (the "Supplemental BRP") and the Levi Strauss & Co. Excess Benefit Restoration Plan (the "Excess BRP"). An Eligible Member must submit to Levi Strauss & Co. a valid General Release in order to receive benefits under the 1999 Enhancement through the BRPs.

     2.   Eligibility.  A Member is eligible for the 1999 Enhancement (an
          -----------
"Eligible Member") if:

          a. Such Member is Laid Off (as defined herein) by the Company and terminates employment between November 30, 1998 and November 29, 1999;

          b. Such Member has at least 15 Years of Service at the time of termination of employment or would have had 15 Years of Service as of November 29, 1999, if not for being Laid Off by the Company; and

          c. Such Member is at least age 50, or will attain age 50 on or before November 29, 1999.

     3.   Participation.  Participation in the 1999 Enhancement is completely
          -------------
voluntary. In order to participate in the 1999 Enhancement, an Eligible Member shall complete a written notice ("Acceptance Notice") of the 1999 Enhancement on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or before 5:00 p.m. Pacific Standard Time on November 29, 1999. In addition, the Acceptance Notice shall be deemed complete if it includes a retirement date that occurs not earlier than December 1, 1998, and not later than December 1, 1999.

     4.   Benefits.
          --------

          a.   In General.  An Eligible Member who elects to participate in the
               ----------
               1999 Enhancement (a "Participating Member") shall be eligible for an immediate benefit under the 1999 Enhancement as of the retirement date described in Section 3 above and such retirement date shall be deemed to be an Early Retirement Date for purposes of the Pension Plan.

          b. Amount. The benefit under the 1999 Enhancement is the greater of the following which is applicable:

               i. 70% of the Participating Member's Retirement Benefit under the Pension Plan; or

               ii. If applicable to the Participating Member, the Benefit based on the application of the Percentage Factor provided in Table A of Section 7.1(b) of the Pension Plan opposite the Participating Member's actual age (as of the retirement date approved pursuant to Section 3 above); or

               iii. If the Participating Member's total attained age plus Years of Service equals or exceeds 80, or would have equaled or exceeded 80 as of November 29,1999, if not for being Laid Off; 100% of his or her Retirement Benefit.

          c.   Method of Payment.  The benefits under the 1999 Enhancement shall
               -----------------
               be paid from the Pension Plan, provided that such payment does not cause the Pension Plan to violate applicable nondiscrimination rules under the Code. If the payment of the 1999 Enhancement benefits would cause the Pension Plan to violate such nondiscrimination rules, benefits to Members whose 1998 Compensation (as defined in the Pension Plan) is $125,000 or higher shall be paid from the Supplemental BRP and, if applicable, the Excess BRP.

     5.   Benefits for Alternate Payee.  An Alternate Payee with respect to a
          ----------------------------
Participating Member may elect to receive benefits during the election period set forth in Section 3 above to the extent provided in, and in accordance with, the applicable Qualified Domestic Relations Order.

     6.   Transferred Eligible Members.  An Employee who is transferred to a new
          ----------------------------
position prior to retirement under the 1999 Enhancement shall no longer be eligible to retire under the 1999 Enhancement unless such Employee is Laid Off and eligible to participate within the period set forth in Section 3 above.

     7.   Meaning of "Laid Off".  An Employee is Laid Off if he or she is
          ---------------------
involuntarily separated from employment with the Company at the written direction of the Company in connection with a program specified by the Company as a layoff.

                              ADDENDUM III TO THE
                               LEVI STRAUSS & CO.
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN

                 FISCAL 1999 ENHANCED EARLY RETIREMENT PROGRAM
                             FOR LAID OFF EMPLOYEES

     1.   Scope.  This is the Fiscal 1999 Enhanced Early Retirement Program for
          -----
Laid Off Employees (the " 1999 Enhancement"), under which Eligible Members (as defined in Section 2 below) may retire and receive the enhanced benefits described under Section 4b, below. Except as provided under Section 4c below, such benefits shall be provided under the Levi Strauss & Co. Revised Employee Retirement Plan (the "Pension Plan"). Benefits that are not paid from the Pension Plan may be paid from the Levi Strauss & Co. Supplemental Benefit Restoration Plan (the "Supplemental BRP") and the Levi Strauss & Co. Excess Benefit Restoration Plan (the "Excess BRP"). An Eligible Member must submit to Levi Strauss & Co. a valid General Release in order to receive benefits under the 1999 Enhancement through the BRPs.

     2.   Eligibility.  A Member is eligible for the 1999 Enhancement (an
          -----------
"Eligible Member") if:

          a. Such Member is Laid Off (as defined herein) by the Company and terminates employment between November 30, 1998 and November 29, 1999;

          b. Such Member has at least 15 Years of Service at the time of termination of employment or would have had 15 Years of Service as of November 29, 1999, if not for being Laid Off by the Company; and

          c. Such Member is at least age 50, or will attain age 50 on or before November 29, 1999.

     3.   Participation.  Participation in the 1999 Enhancement is completely
          -------------
voluntary. In order to participate in the 1999 Enhancement, an Eligible Member shall complete a written notice ("Acceptance Notice") of the 1999 Enhancement on the form prescribed for such purpose by the Administrative Committee. The Acceptance Notice must be received by the Administrative Committee on or before 5:00 p.m. Pacific Standard Time on November 29, 1999. In addition, the Acceptance Notice shall be deemed complete if it includes a retirement date that occurs not earlier than December 1, 1998, and not later than December 1, 1999.

     4.   Benefits.
          --------

          a.   In General.  An Eligible Member who elects to participate in the
               ----------
               1999 Enhancement (a "Participating Member") shall be eligible for an immediate benefit under the 1999 Enhancement as of the retirement date described in Section 3 above and such retirement date shall be deemed to be an Early Retirement Date for purposes of the Pension Plan.

          b.   Amount.  The benefit under the 1999 Enhancement is the greater of
               ------
               the following which is applicable:


               i. 70% of the Participating Member's Retirement Benefit under the Pension Plan; or

               ii. If applicable to the Participating Member, the Benefit based on the application of the Percentage Factor provided in Table A of Section 8.1(b) of the Pension Plan opposite the Participating Member's actual age (as of the retirement date approved pursuant to Section 3 above); or

               iii. If the Participating Member's total attained age plus Years of Service equals or exceeds 80, or would have equaled or exceeded 80 as of November 29,1999, if not for being Laid Off; 100% of his or her Retirement Benefit.

          c.   Method of Paying.  The benefits under the 1999 Enhancement shall
               ----------------
               be paid from the Pension Plan, provided that such payment does not cause the Pension Plan to violate applicable nondiscrimination rules under the Code, If the payment of the 1999 Enhancement benefits would cause the Pension Plan to violate such nondiscrimination rules, benefits to Members whose 1998 Compensation (as defined in the Pension Plan) is $125,000 or higher shall be paid from the Supplemental BRP and, if applicable, the Excess BRP.

     5.   Benefits for Alternate Payee.  An Alternate Payee with respect to a
          ----------------------------
Participating Member may elect to receive benefits during the election period set forth in Section 3 above to the extent provided in, and in accordance with, the applicable Qualified Domestic Relations Order.

     6.   Transferred Eligible Members.  An Employee who is transferred to a new
          ----------------------------
position prior to retirement under the 1999 Enhancement shall no longer be eligible to retire under the 1999 Enhancement unless such Employee is Laid Off and eligible to participate within the period set forth in Section 3 above.

     7.   Meaning of "Laid Off".  An Employee is Laid Off if he or she is
          ---------------------
involuntarily separated from employment with the Company at the written direction of the Company in connection with a program specified by the Company as a layoff.